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         UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                        FORM 8-K CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
    Date of Report (Date of earliest event reported) December 3, 1999

                         CASINO JOURNAL PUBLISHING GROUP, INC.
             (Exact name of registrant as specified in its charter)

         NEVADA                                    22-3378922
(State or other jurisdiction of                  (I.R.S. Employer
incorporation or organization                   Identification Number

8025 Blackhorse Pike, Bayport One, Suite 470
West Atlantic City, NJ                                  08232
(Address of principal executive offices)             (Zip Code)

                      (201) 599-8484
            (Registrant's telephone number, including area code)



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Item 1. Changes in Control of Registrant - None

Item 2. Acquisition or Disposition of Assets. - Casino Journal issued 301,500 restricted common shares to the members of Poker Digest LLC to complete the acquisition of 60% of Poker Digest, LLC of Las Vegas,
Nevada.   Poker Digest, LLC is the holding company for Poker Digest
magazine and Classic Poker Cruises.

Item 3. Bankruptcy or Receivership. None.

Item 4. Changes in Registrant's Certifying Accountant. None.

Item 5. Other Events.

Item 6. Resignation of Registrant's Directors. None

Item 7. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired. Not applicable
(b) Pro forma financial information. Not applicable

Exhibits.

Membership Interest Purchase Agreement

Item 8. Change in Fiscal Year. None

                         SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned here unto duly authorized.

Casino Journal Publishing Group, Inc. (Registrant)

By: /s/, Alan Woinski, President
        ----------------------------
         Alan Woinski

Date: August 8, 2000